Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of May 29, 2025, is among Infinity Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), each of the other Credit Parties (as defined in the Existing Credit Agreement referred to below), each of the Lenders (as defined below) party hereto and Citibank, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (as each such term is defined in the Existing Credit Agreement).
RECITALS:
WHEREAS, the Borrower, Administrative Agent, Collateral Agent, Issuing Bank, the banks, financial institutions and other lending institutions parties as lenders thereto (the “Lenders”) and the other parties thereto are parties to that certain Credit Agreement, dated as of September 25, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Second Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;
WHEREAS, effective as of the Second Amendment Effective Date (as defined below), the parties hereto are entering into this Second Amendment to, among other things, on the terms and subject to the conditions set forth herein, amend certain terms of the Existing Credit Agreement as provided for in Section 2 hereof; and
WHEREAS, the Lenders desire to effectuate the Scheduled Redetermination of the Borrowing Base intended to occur on or about May 1, 2025 (or as promptly as possible thereafter) by reaffirming the Borrowing Base at $350,000,000;
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to the Existing Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction (or waiver) of each of the conditions set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended effective as of the Second Amendment Effective Date as set forth in this Section 2.
2.1Additional Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Second Amendment” shall mean that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the other Credit Parties party thereto, Administrative Agent, Collateral Agent, the Issuing Banks party thereto and the Lenders party thereto.
“Second Amendment Effective Date” shall mean May 29, 2025.

2.2Amended and Restated Definition. The following definition contained in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Guarantee, the Security Documents, each Letter of Credit Application, any Notes issued by the Borrower to a Lender under this Agreement and any other document, instrument or agreement (other than Secured Hedge Agreements or Secured Cash Management Agreements) now or hereafter delivered by or on behalf of a Credit Party in connection with this Agreement.
2.3Amendment to Section 1.9 of the Existing Credit Agreement. Section 1.9 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
1.9    Hedging Requirements Generally. For purposes of any determination with respect to compliance with Section 10.10, Section 9.17 or any other calculation under or requirement of this Agreement in respect of hedging, such determination or calculation shall be calculated on a net boe (barrel of oil equivalent) basis of crude oil, natural gas (measured on a 1:6 basis with crude oil) and natural gas liquids; provided that, such individual notional volume hedged of each of (i) crude oil, (ii) natural gas and (iii) natural gas liquids shall not exceed, based on daily volumes on an annual basis, 100% of the projected production of (i) crude oil, (ii) natural gas, and (iii) natural gas liquids, respectively, in each case, calculated separately.

2.4Amendment to Section 9.17 of the Existing Credit Agreement. Section 9.17 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(a)If as of the last day of any fiscal quarter (after giving effect to any Credit Event occurring on such day) (each such date, a “Minimum Hedging Requirement Date”), either (i) the aggregate Total Exposures of all Lenders at such time equals or exceeds 25% of the then effective Total Commitments but is less than or equal to 50% of the then effective Total Commitment or (ii) the pro forma Consolidated Total Net Leverage Ratio is less than or equal to 1.00 to 1.00 and equal to or greater than 0.50 to 1.00, on or before the date that is thirty (30) days immediately following the Minimum Hedging Requirement Date the Borrower shall deliver to the Administrative Agent, a report and other evidence reasonably satisfactory to the Administrative Agent that the Borrower has entered into, or shall have caused another Credit Party to enter into, Acceptable Commodity Hedge Agreements hedging aggregate notional volumes of crude oil, natural gas and natural gas liquids covering at least 25% of the reasonably projected total production on a boe (barrel of oil equivalent) basis of crude oil, natural gas (measured on a 1:6 basis with crude oil) and natural gas liquids from the Credit Parties’ Proved Developed Producing Reserves evaluated in the Reserve Report most recently delivered to the Administrative Agent for each full calendar month during the period of twelve (12) full calendar months following such Minimum Hedging Requirement Date.
(b)If as of any Minimum Hedging Requirement Date (after giving effect to any Credit Event occurring on such day), either (i) the aggregate Total Exposures of all Lenders at such time exceeds 50% of the then effective Total Commitments or (ii) the pro forma Consolidated Total Net Leverage Ratio exceeds 1.00 to 1.00, on or before the date that is thirty (30) days immediately following the Minimum Hedging Requirement Date the Borrower shall deliver to the Administrative Agent, a report and other evidence reasonably satisfactory to the Administrative Agent that the Borrower has entered into, or shall have caused another Credit Party to enter into, Acceptable Commodity Hedge Agreements hedging aggregate notional volumes of crude oil, natural gas and natural gas liquids covering at least 50% of the reasonably projected total production on a boe (barrel of oil equivalent) basis of crude oil, natural gas (measured on a 1:6 basis with crude oil) and natural gas liquids from the Credit Parties’ Proved Developed Producing Reserves evaluated in the Reserve Report most recently delivered to the Administrative Agent for each full calendar month during the period of eighteen (18) full calendar months following such Minimum Hedging Requirement Date.

2.5Amendment to Section 10.10 of the Existing Credit Agreement. Section 10.10(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(a)Hedge Agreements with Approved Counterparties in respect of Hydrocarbons entered into not for speculative purposes, the aggregate notional volumes for which (when aggregated with other commodity Hedge Agreements then in effect, other than (i) puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements) do not exceed, as of the date the latest hedging transaction is entered into under a Hedge Agreement, ninety percent (90%) of the reasonably anticipated Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated in accordance with Section 1.9, from the Credit Parties’ total Proved Reserves (as forecast based upon the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.13(a), as applicable) for the thirty-six (36) month period from the date of creation of such hedging arrangement, based on daily volumes on an annual basis; provided, however, the individual notional volume hedged of each of (i) crude oil, (ii) natural gas and (iii) natural gas liquids shall not exceed 100% of the projected production of (i) crude oil, (ii) natural gas, and (iii) natural gas liquids, respectively, in each case, calculated separately; provided further, notwithstanding the foregoing volume limitation, the Borrower and/or the Restricted Subsidiaries may enter into Hedge Agreements in respect of purchased puts and floors not intended to be physically settled so long as the net notional volumes of all Hedge Agreements in respect of Hydrocarbons subject to this Section 10.10(a) do not exceed (when aggregated with other commodity Hedge Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements), as of the date the latest hedging transaction is entered into under a Hedge Agreement, one hundred percent (100%) of the reasonably anticipated Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves (as forecast based upon the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.13(a), as applicable) for the thirty-six (36) month period from the date of creation of such hedging arrangement, based on daily volumes on an annual basis (the “Ongoing Hedges”), (ii) any Permitted Bond Hedge Transaction(s), and (iii) any Permitted Warrant Transaction. If, after the end of any fiscal quarter, the Borrower determines that the aggregate volume of all commodity Hedge Agreements for which settlement payments were calculated in such fiscal quarter exceeded 100% of actual production of crude oil, natural gas and natural gas, calculated separately, in such fiscal quarter, then the Borrower shall, or shall cause one or more other Credit Parties to, within thirty (30) days of such determinations terminate, create off-setting positions, allocate volumes to other production for which the Borrower and the other Credit Parties are marketing, or otherwise unwind existing commodity Hedge Agreements such that, at such time, future hedging volumes will not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding fiscal quarters. In no event shall any Hedge Agreement entered into by the Credit Parties have a tenor longer than thirty-six (36) months. In addition to the Ongoing Hedges, in connection with a proposed or pending acquisition of Oil and Gas Properties (a “Proposed Acquisition”), the Credit Parties may also enter into incremental hedging contracts with respect to the Credit Parties’ reasonably anticipated projected production from the total Proved Reserves of the Borrower and its Restricted Subsidiaries as forecast based upon the most recent Reserve Report having notional volumes not in excess of ten percent (10%) of the Credit Parties’ existing projected production prior to the consummation of such Proposed Acquisition (such that the aggregate shall not be more than one hundred percent (100%) of the reasonably anticipated projected production prior to the consummation of such Proposed Acquisition) for a period not exceeding thirty-six (36) months from the date such hedging arrangement is created during the period between (i) the date on which such Guarantor signs a definitive acquisition agreement in connection with a Proposed Acquisition and (ii) the earliest of (A) the date of consummation of such Proposed Acquisition, (B) the date of termination of such Proposed Acquisition and (C) thirty (30) days after the date of execution of such definitive acquisition agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion). However, all such incremental hedging contracts entered into with respect to a Proposed Acquisition must be terminated or unwound within thirty (30) days following the date of termination of such Proposed Acquisition. It is understood that commodity Hedge Agreements which may, from time to time, “hedge” the same volumes of commodity risk but different elements of commodity risk thereof, including where one or more such Hedge Agreements partially offset one or more other such Hedge Agreements, shall not be aggregated together when calculating the foregoing limitations on notional volumes.
Section 3.Scheduled Redetermination of Borrowing Base; Aggregate Elected Commitment Amount Reaffirmation. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 hereof, (a) Administrative Agent and the Lenders party hereto, constituting at least the Required Lenders, hereby agree that the existing Borrowing Base of $350,000,000 under the Existing Credit Agreement shall be reaffirmed at $350,000,000 effective as of the Second Amendment Effective Date, (b) the Borrower hereby waives its right under Section 2.14(h) of the Existing Credit Agreement to reduce such reaffirmed Borrowing Base, (c) Administrative Agent, the Lenders party hereto and the Borrower hereby agree and acknowledge that such reaffirmed Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement and (d) the Borrower, the Administrative Agent and the Lenders party hereto hereby agree that the Aggregate Elected Commitment Amount shall be reaffirmed at $350,000,000 effective as of the Second Amendment Effective Date. The parties hereto hereby agree that the redetermination of the Borrowing Base on the Second Amendment Effective Date as set forth in this Section 3 constitutes the Scheduled Redetermination of the Borrowing Base that was scheduled to occur on or about May 1, 2025 (or as promptly as possible thereafter) for purposes of Section 2.14(b) of the Existing Credit Agreement. This Second Amendment constitutes the New Borrowing Base Notice delivered pursuant to Section 2.14(d) of the Existing Credit Agreement with respect to the Borrowing Base reaffirmation provided for in this Section 3.
Section 4.Conditions Precedent. The effectiveness of this Second Amendment is subject to the satisfaction (or waiver by the Majority Lenders) of each of the following conditions precedent (the date on which such conditions precedent are satisfied, the “Second Amendment Effective Date”):
4.1Executed Second Amendment. Administrative Agent (or its counsel) shall have received counterparts of this Second Amendment duly executed by the Borrower, each other Credit Party, the Required Lenders and Administrative Agent.
4.2Absence of Defaults. No Default or Event of Default shall have occurred that is continuing immediately prior to and immediately after giving effect to this Second Amendment.
4.3Representations and Warranties. Each representation and warranty contained in Section 5 hereof shall be true and correct in all material respects or to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects.
4.4Fees and Expenses. Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date including, without limitation, the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses required to be reimbursed or paid by the Borrower under the Credit Agreement to the extent that an invoice has been received by the Borrower at least one (1) Business Day prior to the Second Amendment Effective Date (including the fees and expenses of Paul Hastings LLP, counsel to Administrative Agent).
Without limiting the generality of the provisions of Section 11.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Second Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or reasonably acceptable or reasonably satisfactory to a Lender unless Administrative Agent shall have received written notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 4 by and on behalf of any of the Credit Parties shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

Section 5.Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Second Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to Administrative Agent and the Lenders that:
5.1Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Documents is true and correct in all material respects as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).
5.2Due Authorization, No Conflicts. The execution, delivery and performance by Borrower and each other Credit Party of this Second Amendment are within such Credit Party’s organizational powers, have been duly authorized by necessary organizational action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene any Requirement of Law, or result in any breach of or default under any Contractual Requirement to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound, or result in the creation or imposition of any Lien (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries, except, in each case, to the extent such contravention, breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect.
5.3Validity and Binding Effect. This Second Amendment constitutes the valid and binding obligations of each Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
5.4Absence of Defaults. No Default has occurred that is continuing immediately prior to and immediately after giving effect to this Second Amendment.
Section 6.Miscellaneous.
6.1Reaffirmation of Credit Documents; Extension of Liens. Each of the Credit Parties hereby (a) acknowledges the existence, validity and enforceability of this Second Amendment, (b) confirms and ratifies all of its obligations under the Credit Agreement, each Security Document and the other Credit Documents (in each case, immediately after giving effect to this Second Amendment) to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Credit Documents (in each case, immediately after giving effect to this Second Amendment) to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Credit Documents (in each case, immediately after giving effect to this Second Amendment) to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all Obligations, as modified pursuant to this Second Amendment. The parties hereto acknowledge and agree that each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Existing Credit Agreement as amended and supplemented hereby, and each reference in any other Credit Document to the “Credit Agreement” or any word or words of similar import shall be and mean a reference to the Existing Credit Agreement as amended and supplemented hereby.

6.2Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
6.3No Waiver. Neither the execution by the Agents or the Lenders party hereto of this Second Amendment, nor any other act or omission by any Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Agents or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Credit Agreement and/or the other Credit Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Agents’ or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Existing Credit Agreement, the other Credit Documents, or any other contract or instrument, or (c) constitute any course of dealing or, except as expressly provided herein, other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Agents or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument.
6.4Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Second Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment.
6.5COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6Arms-Length/Good Faith; Review and Construction of Documents. This Second Amendment has been negotiated at arms-length and in good faith by the parties hereto. The Borrower (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) has reviewed this Second Amendment and fully understands the effects thereof and all terms and provisions contained in this Second Amendment, and (c) has executed this Second Amendment of its own free will and volition. Furthermore, the Borrower acknowledges that (i) this Second Amendment shall be construed as if jointly drafted by the Borrower and the Lenders, and (ii) the recitals contained in this Second Amendment shall be construed to be part of the operative terms and provisions of this Second Amendment.
6.7Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.
6.8Titles of Sections. All titles or headings to the sections or other divisions of this Second Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
6.9Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.10Payment of Expenses. The Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to Administrative Agent, to the extent required by Section 13.5 of the Credit Agreement.
6.11Credit Documents. The Borrower acknowledges and agrees that this Second Amendment is a Credit Document.
6.12Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

INFINITY NATURAL RESOURCES, LLC

By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President & CFO

SUBSIDIARY GUARANTORS:

INR OPERATING, LLC

By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President & CFO

INR-E, LLC

By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President & CFO

INR-E BLOCKER, LLC

By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President & CFO

INR OHIO, LLC

By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President & CFO

INR MIDSTREAM, LLC

By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President & CFO
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

CHEAT MOUNTAIN RESOURCES, LLC

By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President & CFO

BLOCK ISLAND MINERALS LLC

By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President & CFO

Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

CITIBANK, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and a Lender

By:    /s/ Nicholas Rischard
Name:    Nicholas Rischard
Title:     Vice President

Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank
By:    /s/ Megan Baqui
Name:    Megan Baqui
Title:    Director
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

BOKF, NA, as a Lender and an Issuing Bank
By:    /s/ Matt Chase
Name:    Matt Chase
Title:    Senior Vice President
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:    /s/ Jason Groll
Name:    Jason Groll
Title:    Director
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:    /s/ Dan Condley
Name:    Dan Condley
Title:    Managing Director
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

ROYAL BANK OF CANADA, as a Lender and an Issuing Bank
By:    /s/ Emilee Scott
Name:    Emilee Scott
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

TRUIST BANK, as a Lender and an Issuing Bank
By:    /s/ John Kovarik
Name:    John Kovarik
Title:    Managing Director
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:    /s/ Beth Johnson
Name:    Beth Johnson
Title:    Senior Vice President
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

COMERICA BANK, as a Lender
By:    /s/ Cassandra Lucas
Name:    Cassandra Lucas
Title:    Vice President
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender
By:    /s/ John Feeley
Name:    John Feeley
Title:    Managing Director
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ David Bornstein
Name:    David Bornstein
Title:    Senior Vice President
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

SOUTHSTATE BANK, as a Lender
By:    /s/ Blake Kirshman
Name:    Blake Kirshman
Title:    Senior Vice President
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender
By:    /s/ Kathlin Ardell
Name:    Kathlin Ardell
Title:    Senior Vice President
Signature Page to Second Amendment to Credit Agreement
(Infinity Natural Resources, LLC)